                          THE STRONG SPECIAL FUND II

                      ANNUAL REPORT - DECEMBER 31, 1995


                   [PHOTO OF FAMILY]     [GRAPHIC OF CHART]

                       DESIGNED TO SEEK CAPITAL GROWTH
                          BY INVESTING PRIMARILY IN
                            MEDIUM-SIZED COMPANIES


                                [STRONG LOGO]

                                 STRONG FUNDS

                          THE STRONG SPECIAL FUND II


                      ANNUAL REPORT - DECEMBER 31, 1995




                              TABLE OF CONTENTS

INVESTMENT REVIEW

     The Strong Special Fund II..............................................2

FINANCIAL INFORMATION

     Schedule of Investments in Securities...................................4

     Statement of Operations.................................................7

     Statement of Assets and Liabilities.....................................8

     Statement of Changes in Net Assets......................................8

     Notes to Financial Statements...........................................9

FINANCIAL HIGHLIGHTS........................................................11


REPORT OF INDEPENDENT ACCOUNTANTS...........................................12

THE STRONG SPECIAL FUND II
-----------------------------------------------------------------------------

In pursuit of capital growth, the Stong Special Fund II invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

NEAR-PERFECT ENVIRONMENT FOR STOCKS

Low interest rates, combined with moderate inflation and healthy corporate earnings provided a near-perfect environment for U.S. common stocks in 1995, and contributed to the stock market rally that ran practically unabated through year-end. Technology and financial stocks led this momentum-driven market, aided by large inflows into equity mutual funds.

Large companies which, measured by the S&P 500, were up 37.58% through year-end, saw the biggest gains as investors favored traditional large-cap stocks through much of the year. Though mid-cap stocks slightly lagged larger counterparts, they also posted significant gains, as reflected by the S&P MidCap 400's 30.94% total return for the same period.(1)

The Fund had good exposure to some of the best performing sectors this year--especially publishing, broadcasting, and technology--and had a total return of 25.82% for the year.

A DISCIPLINED APPROACH TO INVESTING

Our investing style remained consistent through the year--we do not believe in chasing market momentum. Rather, we continue to evaluate existing and prospective holdings by analyzing their "private value." That simply means we evaluate companies as if we were private buyers determining how much we would be willing to pay to own the entire company. In doing so, we have a disciplined way to view the company's inherent value and impartially evaluate potential winners and losers.


We look at underfollowed stocks--those with low institutional ownership and low analyst coverage--because we believe they tend to be undervalued by the market. We take a close look at unpopular, or "quiet," sectors because we think that, in a market increasingly dominated by institutions, unpopular sectors can yield superior returns for those willing to look beyond this year's favorites.

The Fund's top performers this year include Paging Network, Inc., a provider of paging services in the U.S., and Sun Microsystems, Inc., a computer hardware manufacturer.

This year, a number of companies in the Fund received takeover bids at a price very close to our private market value. In the publishing and broadcasting sector alone, we own two companies that received takeover bids. Both companies, Capital Cities/ABC, Inc. and CBS, Inc., obtained bids within several dollars of our private market valuations. The Capital Cities/ABC takeover is awaiting a vote by shareholders in January, and the CBS takeover is complete.

ASSET ALLOCATION
as of 12-31-95

[PIE CHART]


Common Stocks                   85.4%
Convertible Corporate Bonds      0.4%
Short-Term Investments          14.2%


This allocation is presented as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio

PUBLISHING BROADCASTING TECHNOLOGY

                          FIVE LARGEST STOCK HOLDINGS
                                as of 12-31-95


Paging Network, Inc.    Telecommunication        1.5%
                        Service

Tenet Healthcare Corp.  Healthcare-Patient Care  1.4%

Whitman Corporation     Diversified Operations   1.4%

The E.W. Scripps Co.    Media-Publishing         1.4%

BJ Services Co.         Oil Well Equipment       1.4%
                        & Service

CYCLE MAY REWARD MID-CAP STOCKS
We believe the stage now may be set for a longer-term cycle during which mid-cap stocks have the potential to outperform large-cap issues. Given this year's rally in large caps, we find mid-cap issues very attractive, based on their relative value and expected earnings growth.

We are, however, somewhat cautious going into the new year, and are not totally con-vinced that the much talked about "soft landing" has occurred. Even with the Fed's bias toward easing credit, the economy is slug-gish, and it remains unclear whether this slow-down will evolve into a recession. The market has already basically discounted for slow growth but, if growth is slower than anticipated, the stock market could react negatively.

Looking ahead, we will continue to place emphasis on underfollowed, growing firms selling at significant discounts from their private market values. This attention to disci-pline and value should help to protect the Fund from sharp declines if the market turns down -- while providing the potential for upside appreciation in the meantime.

Thank you for your continued confidence.



/s/ Richard Trent Weiss
    Richard T. Weiss
    Portfolio Manager




/s/ Marina Carlson
    Marina T. Carlson
    Portfolio Manager
[Photo of Richard T. Weiss  & Marina T. Carlson]
--------------------------------------------------------------------------------

                                     Growth of an assumed $10,000 Investment
                                              from 5-8-92 to 12-31-95

The Strong Special Fund II      S&P Midcap 400 Stock Index      S&P 500 Stock Index     Average Annual Total Returns
                                                                                               through 12-31-95
--------------------------      --------------------------      -------------------     ----------------------------
5-92    10,000                  5-92    10,000                  5-92    10,000          1-year          25.82%
6-92     9,480                  6-92     9,705                  6-92     9,857          3-year          17.72%
12-92   11,617                  12-92   11,267                  12-92   10,680          Since inception 19.16%
6-93    13,149                  6-93    11,907                  6-93    11,201          (on 5-8-92)
12-93   14,541                  12-93   12,839                  12-93   11,756
6-94    14,664                  6-94    11,901                  6-94    11,358
12-94   15,064                  12-94   12,378                  12-94   11,912
6-95    17,041                  6-95    14,559                  6-95    14,319
12-95   18,953                  12-95   16,209                  12-95   16,388

                                        ---------
                                        ---------
                                        ---------
                                        ---------
                                        ---------

     This graph, provided in accordance with SEC regulations, compares a
     $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's MidCap 400 Index ("S&P 400"). Results include the reinvestment of all dividends and capital gains. The S&P 500 is an unmanaged index generally representative of the U.S. stock market.
     The S&P 400 is an unmanaged index generally representative of the market for the stocks of mid-sized U.S. companies. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

(1)  Source of index data:  Micropal

(2) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1995
-------------------------------------------------------------------------------


                                     SHARES OR      VALUE
                                     PRINCIPAL     (NOTE 2)
                                      AMOUNT      (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 85.4%
AIRLINE 2.1%
AMR Corporation (b)                         72,500   $  5,383
Air New Zealand, Ltd. Class B              623,000      2,115
Federal Express Corporation (b)             26,000      1,921
                                                     --------
                                                        9,419
AUTOMOBILE 0.0%
Mitsubishi Motors Corporation               24,000        195

BANK - MONEY CENTER 1.0%
HSBC Holdings PLC ADR                       20,800      3,147
Mitsubishi Bank, Ltd. Japan                 17,000        400
Mitsubishi Trust & Banking Corporation      22,000        366
Mitsui Trust & Banking Company, Ltd.        13,000        142
Sakura Bank, Ltd.                           27,000        342
                                                     --------

                                                        4,397
BANK - REGIONAL 2.2%
Old Kent Financial Corporation             119,505      4,915
U.S. Bancorp                               154,350      5,190
                                                     --------
                                                       10,105
BANK - SUPER REGIONAL 1.1%
Barnett Banks, Inc.                         85,500      5,045

BEVERAGE - SOFT DRINK 0.2%
Coca-Cola Amatil, Ltd.                     122,000        972

BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Nomura Securities Company, Ltd.             49,000      1,067

CHEMICAL 1.2%
Rohm & Haas Company                         86,900      5,594

CLOSED-END FUND 0.2%
The Central European Growth Fund PLC       250,000        152
Five Arrows Chile Investment Trust, Ltd.(b) 52,000        140
Jardine Fleming Mutual Fund                490,000        160
NITC Fu-Yuan Fund                          449,000        169
Yuan Ta Duo Yuan Fund                      476,000        176
                                                     --------
                                                          797
COMMERCIAL SERVICE 1.7%
Reuters Holdings PLC ADR                    89,000      4,906
Rollins Truck Leasing Corporation          255,000      2,837
                                                     --------
                                                        7,743
COMPUTER - PERIPHERAL EQUIPMENT 1.3%
Seagate Technology, Inc. (b)               121,400      5,767

COMPUTER - PERSONAL & WORKSTATION 1.2%
Sun Microsystems, Inc. (b)                 120,400      5,493

COMPUTER SOFTWARE 1.3%
Adobe Systems, Inc.                         59,200      3,670
Microsoft Corporation (b)                   24,700      2,167
                                                     --------
                                                        5,837
COMPUTER SYSTEMS 1.1%
Policy Management Systems Corporation (b)  108,200      5,153


CONGLOMERATE 0.6%
Guinness Peat Group PLC                    365,000        191
Keppel Corporation, Ltd.                    80,000        713
Lonrho PLC                                 690,000      1,882
                                                     --------
                                                        2,786
DIVERSIFIED OPERATIONS 5.0%
Corning, Inc.                              173,000   $  5,536
Teledyne, Inc.                             236,500      6,060
Tyco International, Ltd.                   131,700      4,692
Whitman Corporation                        277,500      6,452
                                                     --------
                                                       22,740
ELECTRIC POWER 1.3%
NIPSCO Industries, Inc.                    148,400      5,676

ELECTRONIC PARTS DISTRIBUTION 1.1%
Marshall Industries (b)                    153,000      4,915

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.6%
AVX Corporation                             42,400      1,124
Hubbell, Inc. Class B                       72,400      4,760
Sony Corporation                            24,000      1,437
                                                     --------
                                                        7,321
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.7%
Dallas Semiconductor Corporation           205,400      4,262
LSI Logic Corporation (b)                   85,000      2,784
National Semiconductor Corporation (b)     267,000      5,941
SGS-Thomson Microelectronics ADR (b)        88,000      3,542
                                                     --------
                                                       16,529
ENGINEERING & CONSTRUCTION 0.1%
Ishikawajima Harima Heavy Industries
  Company, Ltd.                             44,000        185
Ohmoto Gumi Company, Ltd.                   14,000        345
Walker Corporation                         340,000        114
                                                     --------
                                                          644
FINANCE - MISCELLANEOUS 0.2%
Lend Lease Corporation, Ltd.                60,500        876

FOOD 3.5%
CPC International, Inc.                     74,500      5,112
Hershey Foods Corporation                   84,900      5,519
Nestle SA Sponsored ADR                     96,500      5,351
                                                     --------
                                                       15,982
HEALTHCARE - DRUG/DIVERSIFIED 4.0%
Mallinckrodt Group, Inc.                   164,000      5,965
Pharmacia & Upjohn, Inc. (b)               153,100      5,933
Rhone Poulenc Rorer, Inc.                  112,900      6,012
                                                     --------
                                                       17,910
HEALTHCARE - INSTRUMENTATION 1.2%
United States Surgical Corporation         243,000      5,194

HEALTHCARE - MEDICAL SUPPLY 2.5%
McKesson Corporation                       106,600      5,397
Sybron International Corporation (b)       242,200      5,752
                                                     --------
                                                       11,149
HEALTHCARE - PATIENT CARE 2.0%
Columbia/HCA Healthcare Corporation         50,700      2,573
Tenet Healthcare Corporation (b)           311,600      6,466
                                                     --------
                                                        9,039
HOUSING RELATED 0.1%

Nichiha                                     10,000        226

INSURANCE - PROPERTY & CASUALTY 3.3%
ACE, Ltd. ADR                              125,200      4,977
American International Group, Inc.          61,000      5,642
Mid Ocean, Ltd.                            121,100      4,496
                                                     --------
                                                       15,115


                      See notes to financial statements

-------------------------------------------------------------------------------



                                                 SHARES OR      VALUE
                                                 PRINCIPAL     (NOTE 2)
                                                   AMOUNT    (In Thousands)
-------------------------------------------------------------------------------
LEISURE PRODUCT 1.2%
Eastman Kodak Company                                80,000   $  5,360

LEISURE SERVICE 0.0%
Sydney Aquarium, Ltd.                               106,000        205

MEDIA - PUBLISHING 2.7%
Matichon Public Company, Ltd.                        16,000         95
The E.W. Scripps Company                            160,400      6,316
U.S. West, Inc. Media Group (b)                     315,700      5,998
                                                              --------
                                                                12,409
MEDIA - RADIO/TV 5.6%
Bell Cablemedia PLC ADR (b)                         312,500      5,000
Capital Cities/ABC, Inc.                             40,000      4,935
Cox Communications, Inc. Class A (b)                283,900      5,536
Tele-Communications, Inc. Class A (b)               298,700      5,936
Turner Broadcasting System, Inc. Class B            145,600      3,786
                                                              --------
                                                                25,193
METALS & MINING 1.4%
Freeport-McMoRan Copper & Gold, Inc. Class A        195,000      5,460
Posgold, Ltd.                                       273,800        545
Tambang Timah PT GDR (b)                              6,000         71
Tambang Timah PT GDR (Acquired 10/6/95;
  Cost $102) (b) (c)                                  8,000         95
                                                              --------
                                                                 6,171
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 4.1%
Barrett Resources Corporation                        98,000      2,879
Devon Energy Corporation                            231,600      5,906
Enron Oil & Gas Company                             258,000      6,192
H S Resources, Inc.                                 271,400      3,494
                                                              --------
                                                                18,471
OIL - NORTH AMERICAN INTEGRATED 1.2%
Phillips Petroleum Company                          160,300      5,470

OIL WELL EQUIPMENT & SERVICE 3.2%
BJ Services Company (b)                             214,000      6,206
Offshore Logistics, Inc. (b)                        208,300      2,630
Petroleum Geo-Services A/S ADR (b)                  226,000      5,650
                                                              --------
                                                                14,486
PAPER & FOREST PRODUCTS 0.4%
Fletcher Challenge, Ltd. Forestry Division        1,057,438      1,505
Fletcher Challenge, Ltd. Ordinary Division          151,000        348
                                                              --------
                                                                 1,853
PRECIOUS METAL/GEM/STONE 2.7%
De Beers Consolidated Mines, Ltd. ADR               181,000      5,475
Newmont Mining Company                              121,500      5,498
Western Deep Levels, Ltd. ADR                        32,700      1,071
                                                              --------
                                                                12,044
REAL ESTATE 0.4%
Amoy Properties, Ltd.                             1,280,000      1,275
Diamond City Company                                  8,000         61
TOC Company, Ltd.                                    31,000        309
                                                              --------
                                                                 1,645
RETAIL - DEPARTMENT STORE 1.0%
May Department Stores Company                       111,000      4,690

RETAIL - DISCOUNT & VARIETY 1.2%
Toys 'R' Us, Inc. (b)                               254,500      5,535

RETAIL - FOOD CHAIN 3.7%
Albertson's, Inc.                                   158,500   $  5,210
American Stores Company                             163,500      4,374
FamilyMart                                            7,000        316
The Kroger Company (b)                              158,100      5,929
The Stop & Shop Companies, Inc. (b)                  40,000        925
                                                              --------
                                                                16,754
RETAIL - MAJOR CHAIN 1.1%
Dayton Hudson Corporation                            63,700      4,778

RETAIL - SPECIALTY 2.5%
The Limited, Inc.                                   328,000      5,699
Ross Stores, Inc.                                   294,000      5,623
                                                              --------
                                                                11,322
SAVINGS & LOAN 0.5%
Washington Federal Savings & Loan Association        87,300      2,237


SHIPPING 0.5%
Anangel American Shipholdings, Ltd. ADR             211,200      2,349
Cosco Investments, Ltd.                              88,000        123
                                                              --------
                                                                 2,472
SHOE & APPAREL MANUFACTURING 1.1%
Inner Mongolia Erdos Cashmere 'B' (b)               192,000         72
Simint SPA (b)                                       43,000         47
Warnaco Group, Inc. Class A                         191,000      4,775
                                                              --------
                                                                 4,894
STEEL 0.0%
Chubu Steel Plate Company, Ltd. (b)                  17,000         98
Sahavirya Steel Industries PCL (Fgn Reg)(b)          38,000         50
                                                              --------
                                                                   148
TELECOMMUNICATION SERVICE 4.0%
AirTouch Communications (b)                         204,800      5,786
Hong Kong Telecommunications, Ltd.                   38,100        676
MCI Communications Corporation                      188,600      4,927
Paging Network, Inc. (b)                            270,400      6,591
                                                              --------
                                                                17,980
TELEPHONE 1.9%
Telefonos de Mexico S.A. ADR Series L               116,000      3,698
Telephone & Data Systems, Inc.                      125,700      4,965
                                                              --------
                                                                 8,663
                                                              --------
TOTAL COMMON STOCKS (Cost $319,811)                            386,466

CONVERTIBLE NOTES 0.4%
LSI Logic Corporation Convertible Subordinated
  Notes, 5.50%, Due 3/15/01 (Acquired 3/16/94,
  11/01/94; Cost $748) (c) (Amortized Cost $704)   $    665      1,834

CASH EQUIVALENTS (a) 13.1%
COMMERCIAL PAPER 12.9%
DISCOUNTED 12.5%
CNA Financial Corporation
  Due 1/04/96                                        18,900     18,894
Cole Taylor Finance Company
  Due 1/05/96                                         8,500      8,496
Fleet Mortgage Group, Inc.
  Due 1/25/96                                         3,450      3,437
General Signal Corporation
  Due 1/23/96 (Acquired 12/04/95; Cost $6,279) (c)    6,300      6,279
  Due 1/29/96 (Acquired 12/04/95; Cost $11,947) (c)  12,000     11,947
Potomac Capital Investment Corporation
  Due 1/16/96                                         7,700      7,681
                                                              --------
                                                                56,734




                                       5
                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)              December 31, 1995
--------------------------------------------------------------------------------

                                                SHARES OR             VALUE
                                                PRINCIPAL           (NOTE 2)
                                                 AMOUNT           (In Thousands)
-----------------------------------------------------------------------------------
INTEREST BEARING, DUE UPON DEMAND 0.4%
American Family Financial, 5.49%                $   70                   $    70
General Mills, Inc., 5.58%                         518                       518
Pitney Bowes Credit Corporation, 5.49%               3                         3
Sara Lee Corporation, 5.47%                        918                       918
Wisconsin Electric Power Company, 5.53%            124                       124
                                                                        --------
                                                                           1,633
                                                                        --------
Total Commercial Paper                                                    58,367
UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills, Due 2/29/96          860                       853
                                                                        --------
Total Cash Equivalents (Cost $59,220)                                     59,220
TOTAL INVESTMENTS IN SECURITIES                                         --------
  (Cost $379,735) 98.9%                                                  447,520
Other Assets and Liabilities, Net 1.1%                                     4,853
                                                                        --------
NET ASSETS 100.0%                                                       $452,373
                                                                        ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------

                                             VALUE                       UREALIZED
                          SETTLEMENT        IN USD                     APPRECIATION
                             DATE       (In Thousands)                (In Thousands)
-------------------------------------------------------------------------------------
Sold:
570,078,000 JPY            5/7/96          $5,517                         $236

                                                                        PERCENTAGE OF
COUNTRY DIVERSIFICATION                                                   NET ASSETS
-------------------------------------------------------------------------------------
United States                                                               83.9%
United Kingdom                                                               2.7%
Bermuda                                                                      2.1%
Hong Kong                                                                    1.4%
Japan                                                                        1.2%
Norway                                                                       1.2%
South Africa                                                                 1.2%
Switzerland                                                                  1.2%
New Zealand                                                                  1.0%
France                                                                       0.8%
Mexico                                                                       0.8%
Australia                                                                    0.6%
Luxembourg                                                                   0.5%
Singapore                                                                    0.2%
Taiwan                                                                       0.1%
Other Assets and Liabilities, Net                                            1.1%
                                                                           ------
Total                                                                      100.0%
                                                                           ======

LEGEND
------
(a) Cash equivalents includes any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATION
---------------------
JPY    Japanese Yen

                      See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 1995                                            (In Thousands)

INCOME:
   Dividends                                                                          $ 4,767
   Interest                                                                             2,607
                                                                                      -------
   Total Income                                                                         7,374

EXPENSES:
   Investment Advisory Fees                                                             3,755
   Custodian Fees                                                                         122
   Shareholder Servicing Costs                                                            505
   Reports to Shareholders                                                                 25
   Federal and State Registration Fees                                                     51
   Other                                                                                   51
                                                                                      --------
   Total Expenses                                                                       4,509
                                                                                      --------
NET INVESTMENT INCOME                                                                   2,865

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                      19,204
      Futures Contracts, Options and Forward Foreign Currency Contracts                   453
      Foreign Currencies                                                                   (2)
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                      63,614
      Futures Contracts, Options and Forward Foreign Currency Contracts                   254
                                                                                      -------
NET GAIN                                                                               83,523
                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $86,388
                                                                                      =======




                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1995
                                                                      (In Thousands, Except Per Share Amounts)
ASSETS:
  Investments in Securities, at Value (Cost of $379,735)                           $  447,520
  Receivable from Brokers for Securities and
     Forward Foreign Currency Contracts Sold                                            6,101
  Dividends and Interest Receivable                                                       364
  Other Assets                                                                            319
                                                                                   ----------
  Total Assets                                                                        454,304

LIABILITIES:
  Payable to Brokers for Securities Purchased                                             996
  Accrued Operating Expenses and Other Liabilities                                        935
                                                                                   ----------
  Total Liabilities                                                                     1,931
                                                                                   ----------
NET ASSETS                                                                         $  452,373
                                                                                   ==========
Capital Shares
  Authorized                                                                       10,000,000
  Outstanding                                                                          26,554

NET ASSET VALUE PER SHARE                                                          $    17.04
                                                                                   ==========

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended December 31, 1995 and 1994                                              (In Thousands)
                                                                                        1995              1994
                                                                                     ---------          ---------
OPERATIONS:
   Net Investment Income                                                              $  2,865           $  1,912
   Net Realized Gain                                                                    19,655             12,782
   Change in Unrealized Appreciation/Depreciation                                       63,868            (10,293)
                                                                                      --------          ----------
   Increase in Net Assets Resulting from Operations                                     86,388              4,401

CAPITAL SHARE TRANSACTIONS                                                              82,495            151,981

DISTRIBUTIONS:
   From Net Investment Income                                                           (2,874)            (1,900)
   In Excess of Net Investment Income                                                     (848)               --
   From Net Realized Gains                                                             (13,221)            (5,255)
                                                                                      ---------          ---------
TOTAL INCREASE IN NET ASSETS                                                           151,940            149,227

NET ASSETS:
   Beginning of Year                                                                   300,433            151,206
                                                                                       -------            -------
   End of Year                                                                        $452,373           $300,433
                                                                                      ========           ========




                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995

1.  ORGANIZATION
    The Strong Special Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation - Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

           The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance.
           The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1995 were (in thousands) $19,076 and $20,155, respectively, representing 4.5% of the net assets of the Fund.

    (B)    Federal Income and Excise Taxes and Distributions to
           Shareholders - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

           The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

    (C) Realized Gains and Losses on Investment Transactions - Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Futures - Upon entering into a futures contract, the Fund pledges to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (E) Options - Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

    (F) Foreign Currency Translation - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (G) Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------
December 31, 1995

    (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

    (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  NET ASSETS
    Net assets as of December 31, 1995 were as follows (in thousands):

    Capital Stock                                                $366,261
    Undistributed Net Investment Loss                                (365)
    Undistributed Net Realized Gain                                18,456
    Net Unrealized Appreciation                                    68,021
                                                                 --------
                                                                 $452,373
                                                                 ========

4.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund for the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                                                           1995                              1994
                                                                    -----------------                 -----------------
                                                                    Shares    Dollars                 Shares    Dollars
                                                                    ------    -------                 ------    -------
    Shares Sold                                                     9,208    $141,211                16,549      $240,047
    Dividends Reinvested                                            1,159      16,936                   490         7,151
    Shares Redeemed                                                (4,931)    (75,652)               (6,631)      (95,217)
                                                                    -----    --------                ------      --------
                                                                    5,436    $ 82,495                10,408      $151,981
                                                                    =====    ========                ======      ========

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

    The amount payable to the Advisor at December 31, 1995 was (in thousands) $386 and unaffiliated directors' fees were (in thousands) $8.

6.  INVESTMENT TRANSACTIONS
    Aggregate purchases and sales of long-term securities for the year ended December 31, 1995 were (in thousands) $346,870 and $300,300, respectively.


7.  INCOME TAX INFORMATION
    At December 31, 1995, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):

    Aggregate Investment Cost                                    $380,458
                                                                 ========
    Aggregate Unrealized:
      Appreciation                                               $ 75,818
      Depreciation                                                 (8,756)
                                                                 --------
                                                                 $ 67,062
                                                                 ========

    For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1995, which is designated as qualifying for the dividends-received deduction is 89.0%.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.

                                                       1995       1994      1993    1992(a)
                                                       ----       ----     -----    -------
NET ASSET VALUE, BEGINNING OF PERIOD               $  14.23   $  14.12   $ 11.33    $ 10.00

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                0.12       0.11      0.06       0.02
  Net Realized and Unrealized Gains on Investments     3.42       0.41      2.79       1.57
                                                     ------   --------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS                       3.54       0.52      2.85       1.59

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                         (0.12)     (0.11)    (0.06)     (0.02)
  In Excess of Net  Investment Income                (0.03)        -        -          -
  From Net Realized Gains                            (0.58)     (0.30)      -        (0.24)
                                                     ------   -------    ------     -------

TOTAL DISTRIBUTIONS                                  (0.73)     (0.41)    (0.06)     (0.26)
                                                     ------   -------    ------     -------

NET ASSET VALUE, END OF PERIOD                       $17.04   $  14.23   $ 14.12    $ 11.33
                                                     ======   ========   =======    =======
Total Return                                         +25.8%      +3.6%    +25.2%     +16.2%

Net Assets, End of Period (In Thousands)           $452,373   $300,433  $151,206    $26,649
Ratio of Expenses to Average Net Assets                1.2%       1.1%      1.1%       1.6%*
Ratio of Net Investment Income to Average Net Assets   0.8%       0.9%      0.5%       0.3%*
Portfolio Turnover Rate                               91.1%      74.8%    103.1%     249.5%


  *  Calculated on an annualized basis.
(a)  Inception date is May 8, 1992.
     Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Special Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Special Fund II, Inc., including the schedule of investments in securities, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Special Fund II, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 8, 1996

                                [STRONG LOGO]

                       STRONG FUNDS DISTRIBUTORS, INC.
                                P.O. Box 2936
                          Milwaukee, Wisconsin 53201